Exhibit 99.2

Draft 5/8/2012

Protective Life Corporation (“PLC”)

Supplemental Schedules

First Quarter 2012

Draft 5/8/2012

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

Draft 5/8/2012 Page 1

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

Pre-tax Operating Income (Loss) (1)

Life Marketing	$19,273	$30,263	$12,777	$33,810	$30,369	$19,273	$30,369
Acquisitions	32,391	39,429	44,028	41,545	39,099	32,391	39,099
Annuities	18,640	17,178	20,176	24,230	35,783	18,640	35,783
Stable Value Products	9,195	19,142	14,217	14,226	12,646	9,195	12,646
Asset Protection	6,852	5,685	6,164	6,706	4,966	6,852	4,966
Corporate & Other	10,021	3,977	(3,815)	(4,416)	27,880	10,021	27,880
Total Pre-tax Operating Income	$96,372	$115,674	$93,547	$116,101	$150,743	$96,372	$150,743

Balance Sheet Data

Total GAAP Assets	$47,524,453	$50,212,328	$51,244,311	$52,143,369	$53,322,272
Total Protective Life Corporation’s Shareowners’ Equity	$2,919,665	$3,104,801	$3,579,515	$3,711,517	$3,785,810
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,584,721	$2,635,730	$2,673,447	$2,726,073	$2,784,007

Stock Data

Closing Price	$26.55	$23.13	$15.63	$22.56	$29.62
Average Shares Outstanding
Basic	86,603,228	86,346,216	84,722,232	83,205,456	82,330,330	86,603,228	82,330,330
Diluted	87,820,085	87,653,731	86,004,571	84,464,572	83,921,135	87,820,085	83,921,135

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 5/8/2012 Page 2

Financial Strength Ratings as of March 31, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 5/8/2012 Page 3

GAAP Consolidated Statements of Income

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$666,343	$716,586	$696,978	$720,233	$696,305	$666,343	$696,305
Reinsurance Ceded	(331,808)	(364,248)	(326,967)	(371,652)	(304,558)	(331,808)	(304,558)
Net Premiums and Policy Fees	334,535	352,338	370,011	348,581	391,747	334,535	391,747
Net investment income	444,213	448,785	462,926	464,719	462,121	444,213	462,121
RIGL - Derivatives	(12,686)	(34,993)	(97,816)	(9,756)	(29,909)	(12,686)	(29,909)
RIGL - All Other Investments	4,472	58,917	138,230	33,296	35,726	4,472	35,726

OTTI losses	(16,021)	(15,632)	(6,259)	(24,420)	(34,420)	(16,021)	(34,420)
Portion recognized in OCI (before taxes)	10,358	6,145	(3,570)	1,957	15,656	10,358	15,656
Net OTTI losses recognized in earnings	(5,663)	(9,487)	(9,829)	(22,463)	(18,764)	(5,663)	(18,764)
Other income	72,209	87,224	75,859	72,520	111,260	72,209	111,260
Total Revenues	837,080	902,784	939,381	886,897	952,181	837,080	952,181

BENEFITS & EXPENSES
Benefits and settlement expenses	536,369	551,553	592,792	552,759	589,629	536,369	589,629
Amortization of deferred policy acquisition costs and value of business acquired	65,226	65,718	71,740	62,309	56,836	65,226	56,836
Other operating expenses	105,220	110,672	112,512	109,375	116,255	105,220	116,255
Interest expense - subsidiaries	6,666	7,108	7,168	7,081	6,109	6,666	6,109
Interest expense - holding company - other debt	23,484	23,493	23,482	23,335	23,372	23,484	23,372
Interest expense - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	9,401	9,401
Total Benefits and Expenses	746,366	767,945	817,095	764,260	801,602	746,366	801,602

INCOME BEFORE INCOME TAX	90,714	134,839	122,286	122,637	150,579	90,714	150,579
Income tax expense	31,887	46,920	39,429	36,603	51,558	31,887	51,558
NET INCOME	58,827	87,919	82,857	86,034	99,021	58,827	99,021
Less: Net Income (loss) attributable to noncontrolling interests	(51)	296	—	—	—	(51)	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$58,878	$87,623	$82,857	$86,034	$99,021	$58,878	$99,021

PER SHARE DATA FOR QUARTER
Operating income-diluted (1)	$0.71	$0.86	$0.74	$0.97	$1.18
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.06)	(0.22)	(0.69)	(0.03)	(0.18)
RIGL - All Other Investments	0.02	0.36	0.91	0.08	0.18
Net income available to PLC’s common shareowners-diluted	$0.67	$1.00	$0.96	$1.02	$1.18
Average shares outstanding-diluted	87,820,085	87,653,731	86,004,571	84,464,572	83,921,135
Dividends paid	$0.14	$0.16	$0.16	$0.16	$0.16
PER SHARE DATA FOR YTD
Operating income-diluted (1)	$0.71	$1.57	$2.32	$3.28	$1.18
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.06)	(0.28)	(0.97)	(1.00)	(0.18)
RIGL - All Other Investments	0.02	0.38	1.28	1.37	0.18
Net income available to PLC’s common shareowners-diluted	$0.67	$1.67	$2.63	$3.65	$1.18
Average shares outstanding-diluted	87,820,085	87,736,449	87,152,812	86,475,229	83,921,135
Dividends paid	$0.14	$0.30	$0.46	$0.62	$0.16

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/8/2012 Page 4

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012
ASSETS

Fixed maturities	$24,676,049	$26,133,625	$27,855,004	$27,983,446	$28,189,744
Equity securities	352,927	349,738	327,802	335,232	360,527
Mortgage loans	4,873,678	5,349,851	5,377,977	5,353,481	5,314,496
Investment real estate	21,884	23,737	27,495	29,899	31,527
Policy loans	784,320	881,757	880,203	879,819	877,850
Other long-term investments	276,291	297,825	284,550	257,714	324,001
Long-term investments	30,985,149	33,036,533	34,753,031	34,839,591	35,098,145
Short-term investments	406,676	134,698	80,387	101,489	110,194
Total investments	31,391,825	33,171,231	34,833,418	34,941,080	35,208,339
Cash	230,938	419,210	332,487	267,298	175,353
Accrued investment income	343,181	345,906	363,548	350,580	362,837
Accounts and premiums receivable	63,547	68,559	60,008	84,754	90,372
Reinsurance receivable	5,659,191	5,730,025	5,645,080	5,645,471	5,674,662
Deferred policy acquisition costs and value of business acquired	3,114,003	3,252,931	3,221,007	3,248,041	3,234,596
Goodwill	113,983	113,209	112,434	111,659	110,884
Property and equipment, net	42,585	43,142	45,997	48,578	48,596
Other assets	176,778	180,602	201,516	150,549	163,360
Current/Deferred income tax	29,422	39,936	11,142	50,783	—
Assets related to separate accounts
Variable annuity	5,797,956	6,291,158	5,947,391	6,741,959	7,698,456
Variable universal life	561,044	556,419	470,283	502,617	554,817

TOTAL ASSETS	$47,524,453	$50,212,328	$51,244,311	$52,143,369	$53,322,272

Draft 5/8/2012 Page 5

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$18,727,050	$20,619,144	$20,665,267	$20,867,989	$20,981,983
Unearned premiums	1,201,591	1,225,066	1,244,457	1,258,785	1,283,441
Stable value product deposits	2,664,139	2,565,235	2,827,862	2,769,510	2,772,378
Annuity deposits	10,781,341	10,899,995	10,975,016	10,946,848	10,856,119
Other policyholders’ funds	557,378	589,879	575,056	546,516	537,909
Repurchase program borrowings	—	—	157,103	—	221,569
Other liabilities	975,974	964,392	1,196,554	1,065,451	1,055,568
Mortgage loan backed certificates	51,540	42,862	32,471	19,755	8,834
Deferred income taxes	781,515	896,221	1,139,532	1,260,629	1,241,670
Income tax payable	—	—	—	—	22,725
Non-recourse funding obligations	496,700	438,300	414,800	407,800	297,000
Debt	1,484,852	1,494,852	1,495,000	1,520,000	1,480,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	5,797,956	6,291,158	5,947,391	6,741,959	7,698,456
Variable universal life	561,044	556,419	470,283	502,617	554,817
TOTAL LIABILITIES	44,605,823	47,108,266	47,665,535	48,432,602	49,537,212

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	590,783	592,451	594,084	598,106	593,930
Treasury stock	(25,763)	(50,326)	(83,549)	(107,740)	(131,578)
Retained earnings	1,975,313	2,049,217	2,118,524	2,191,319	2,277,267
Accumulated other comprehensive income (loss)	334,944	469,071	906,068	985,444	1,001,803
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	2,919,665	3,104,801	3,579,515	3,711,517	3,785,810
Noncontrolling interest	(1,035)	(739)	(739)	(750)	(750)
TOTAL EQUITY	2,918,630	3,104,062	3,578,776	3,710,767	3,785,060
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$47,524,453	$50,212,328	$51,244,311	$52,143,369	$53,322,272

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$34.07	$36.68	$43.22	$45.45	$46.74
Less: Accumulated other comprehensive income (loss)	3.91	5.54	10.94	12.07	12.37
Excluding accumulated other comprehensive income (loss) (1)	$30.16	$31.14	$32.28	$33.38	$34.37

Total Protective Life Corporation’s Shareowners’ Equity	$2,919,665	$3,104,801	$3,579,515	$3,711,517	$3,785,810
Less: Accumulated other comprehensive income (loss)	334,944	469,071	906,068	985,444	1,001,803
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,584,721	$2,635,730	$2,673,447	$2,726,073	$2,784,007

Common shares outstanding	85,705,659	84,650,243	82,812,088	81,669,195	80,998,430
Treasury Stock shares	3,071,301	4,126,717	5,964,872	7,107,765	7,778,530

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 5/8/2012 Page 6

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$58,878	$87,623	$82,857	$86,034	$99,021	$58,878	$99,021

Average shares outstanding-basic	86,603,228	86,346,216	84,722,232	83,205,456	82,330,330	86,603,228	82,330,330
Average shares outstanding-diluted	87,820,085	87,653,731	86,004,571	84,464,572	83,921,135	87,820,085	83,921,135

Net income available to PLC’s common shareowners per share-basic	$0.68	$1.01	$0.98	$1.03	$1.20	$0.68	$1.20
Net income available to PLC’s common shareowners per share-diluted	$0.67	$1.00	$0.96	$1.02	$1.18	$0.67	$1.18

Income from continuing operations	$58,878	$87,623	$82,857	$86,034	$99,021	$58,878	$99,021

EPS (basic)	$0.68	$1.01	$0.98	$1.03	$1.20	$0.68	$1.20
EPS (diluted)	$0.67	$1.00	$0.96	$1.02	$1.18	$0.67	$1.18

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(12,686)	$(34,993)	$(97,816)	$(9,756)	$(29,909)	$(12,686)	$(29,909)
VA GMWB economic cost	4,345	5,153	5,902	6,481	7,240	4,345	7,240
RIGL - All Other Investments	(1,191)	49,430	128,401	10,833	16,962	(1,191)	16,962
Related amortization of DAC & VOBA	3,925	(721)	(7,748)	(1,022)	5,543	3,925	5,543
	(5,607)	18,869	28,739	6,536	(164)	(5,607)	(164)
Tax effect	1,962	(6,604)	(10,059)	(2,288)	58	1,962	58
	$(3,645)	$12,265	$18,680	$4,248	$(106)	$(3,645)	$(106)

RIGL - Derivatives per share-diluted	$(0.06)	$(0.22)	$(0.69)	$(0.03)	$(0.18)	$(0.06)	$(0.18)
RIGL - All Other Investments per share-diluted	$0.02	$0.36	$0.91	$0.08	$0.18	$0.02	$0.18

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$0.67	$1.00	$0.96	$1.02	$1.18	$0.67	$1.18
Less: RIGL - Derivatives per share-diluted	(0.06)	(0.22)	(0.69)	(0.03)	(0.18)	(0.06)	(0.18)
Less: RIGL - All Other Investments per share-diluted	0.02	0.36	0.91	0.08	0.18	0.02	0.18
Operating income per share-diluted	$0.71	$0.86	$0.74	$0.97	$1.18	$0.71	$1.18

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$58,878	$87,623	$82,857	$86,034	$99,021	$58,878	$99,021
Less: RIGL - Derivatives net of tax	(5,422)	(19,396)	(59,744)	(2,129)	(14,735)	(5,422)	(14,735)
Less: RIGL - All Other Investments net of tax and amortization	1,777	31,661	78,424	6,377	14,629	1,777	14,629
Net operating income	$62,523	$75,358	$64,177	$81,786	$99,127	$62,523	$99,127

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$90,714	$134,839	$122,286	$122,637	$150,579	$90,714	$150,579
Less: RIGL - Derivatives	(12,686)	(34,993)	(97,816)	(9,756)	(29,909)	(12,686)	(29,909)
Less: VA GMWB economic cost	4,345	5,153	5,902	6,481	7,240	4,345	7,240
Less: RIGL - All Other Investments	(1,191)	49,430	128,401	10,833	16,962	(1,191)	16,962
Less: Related amortization of DAC & VOBA	3,925	(721)	(7,748)	(1,022)	5,543	3,925	5,543
Less: Minority Interest	(51)	296	—	—	—	(51)	—
Pre-tax operating income	$96,372	$115,674	$93,547	$116,101	$150,743	$96,372	$150,743

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 5/8/2012 Page 7

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

Total Portfolio

Fixed Maturities	$24,676.0	$26,133.6	$27,855.0	$27,983.5	$28,189.7	80%
Mortgage Loans	4,873.7	5,349.9	5,378.0	5,353.5	5,314.5	15%
Investment Real Estate	21.9	23.7	27.5	29.9	31.5	0%
Equity Securities	352.9	349.7	327.8	335.2	360.5	1%
Policy Loans	784.3	881.8	880.2	879.8	877.9	3%
Short-Term Investments	406.7	134.7	80.4	101.5	110.2	0%
Other Long-Term Investments	276.3	297.8	284.5	257.7	324.0	1%
Total Invested Assets	$31,391.8	$33,171.2	$34,833.4	$34,941.1	$35,208.3	100%

Draft 5/8/2012 Page 8

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

Fixed Income

Corporate Bonds	$17,638.5	$18,741.8	$19,856.5	$20,148.4	$20,321.8	72%
Residential Mortgage-Backed Securities	2,633.8	2,702.2	2,827.2	2,656.1	2,664.5	9%
Commercial Mortgage-Backed Securities	316.4	452.6	640.3	741.8	785.1	3%
Other Asset-Backed Securities	1,062.1	1,029.1	953.7	971.0	996.8	3%
U.S. Government-related Securities	1,607.7	1,577.2	1,813.4	1,771.5	1,645.1	6%
Other Government-related Securities	262.2	232.5	192.0	137.9	180.0	1%
States, Municipals and Political Subdivisions	1,155.3	1,398.2	1,571.9	1,556.8	1,596.4	6%
Total Fixed Income Portfolio	$24,676.0	$26,133.6	$27,855.0	$27,983.5	$28,189.7	100%

Fixed Income - Quality

AAA	16.9%	17.3%	17.6%	16.5%	16.2%
AA	6.5%	6.8%	7.9%	8.0%	8.0%
A	21.8%	25.2%	26.7%	27.5%	28.7%
BBB	45.1%	42.5%	40.4%	41.0%	39.5%
Below investment grade	9.7%	8.2%	7.4%	7.0%	7.6%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 5/8/2012 Page 9

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

NAIC Rating
1	52.50%	55.32%	57.10%	56.07%	55.97%
2	42.31%	40.33%	38.61%	38.92%	38.64%
3	2.79%	2.31%	2.28%	2.80%	3.47%
4	1.18%	1.01%	1.11%	1.31%	0.76%
5	0.72%	0.87%	0.75%	0.73%	0.96%
6	0.50%	0.16%	0.15%	0.17%	0.20%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.19%	4.35%	4.29%	5.01%	5.39%

Note:  NAIC Ratings reflect statutory carrying values

Draft 5/8/2012 Page 10

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

Mortgage Loans - Type

Retail	66.6%	64.4%	65.4%	65.7%	65.7%
Apartments	11.9%	11.4%	11.0%	11.3%	11.6%
Office Buildings	12.6%	14.1%	13.7%	13.4%	13.2%
Warehouses	6.9%	8.0%	7.7%	7.6%	7.4%
Miscellaneous	2.0%	2.1%	2.2%	2.0%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due (1)	$—	$10.3	$6.9	$2.4	$5.3
90 Days Past Due	12.5	15.7	16.2	12.5	5.6
Renegotiated Loans (2)	16.1	16.1	16.1	16.1	—
Foreclosed Real Estate	1.6	1.7	5.5	10.4	2.7
	$30.2	$43.8	$44.7	$41.4	$13.6

% of Commercial Mortgage Loan Portfolio	0.6%	0.8%	0.8%	0.8%	0.3%

(1)  Includes $2.3 million of nonperforming loans subject to a pooling and servicing agreement for 4Q11 and 1Q12

(2)  Loans restructured under the terms of a pooling and servicing agreement.

Draft 5/8/2012 Page 11

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$7.9	$3.0	$2.6	$2.2	$1.7
AA	0.7	—	—	—	—
A	—	—	—	—	—
BBB	13.2	6.0	—	—	—
Below investment grade	48.1	20.7	23.8	21.0	19.1
Total	$69.9	$29.7	$26.4	$23.2	$20.8

Modco Trading Portfolio

Rating
AAA	$789.0	$768.0	$871.5	$845.5	$607.9
AA	296.8	316.5	325.2	267.4	259.6
A	589.2	693.1	654.5	702.9	742.3
BBB	871.4	869.4	888.8	909.3	1,007.5
Below investment grade	233.1	210.1	231.9	211.7	338.8
Short-term investments	155.4	102.2	67.6	85.8	63.6
Total	$2,934.9	$2,959.3	$3,039.5	$3,022.6	$3,019.7

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 5/8/2012 Page 12

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$3.3	$—	$—	$—	$—	$3.3
BBB	6.9	—	—	—	—	6.9
Below investment grade	418.8	—	—	—	—	418.8
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$429.0	$—	$—	$—	$—	$429.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	0.8	—	—	—	—	0.8
Below investment grade	(39.2)	—	—	—	—	(39.2)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(38.4)	$—	$—	$—	$—	$(38.4)

Draft 5/8/2012 Page 13

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$668.4	$84.6	$405.5	$363.7	$—	$1,522.2
AA	5.5	—	—	—	—	5.5
A	59.6	—	—	—	—	59.6
BBB	21.2	—	—	—	—	21.2
Below investment grade	626.5	—	—	—	—	626.5
Total mortgage-backed securities collateralized by prime loans	$1,381.2	$84.6	$405.5	$363.7	$—	$2,235.0

Includes $1.4 million of agency mortgage backed securities

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$42.0	$7.2	$17.3	$15.6	$—	$82.1
AA	0.2	—	—	—	—	0.2
A	1.6	—	—	—	—	1.6
BBB	0.4	—	—	—	—	0.4
Below investment grade	(12.3)	—	—	—	—	(12.3)
Total mortgage-backed securities collateralized by prime loans	$31.9	$7.2	$17.3	$15.6	$—	$72.0

Draft 5/8/2012 Page 14

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of March 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$191.5	$—	$82.2	$233.9	$35.3	$542.9
AA	5.2	—	31.7	37.2	—	74.1
A	39.0	5.8	34.4	78.3	10.6	168.1
Total commercial mortgage-backed securities	$235.7	$5.8	$148.3	$349.4	$45.9	$785.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$5.1	$—	$6.3	$18.4	$(0.2)	$29.6
AA	0.1	—	0.5	1.4	—	2.0
A	1.6	0.1	1.7	1.4	(0.4)	4.4
Total commercial mortgage-backed securities	$6.8	$0.1	$8.5	$21.2	$(0.6)	$36.0

Draft 5/8/2012 Page 15

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of March 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$566.2	$2.8	$32.1	$26.1	$10.1	$637.3
AA	160.7	—	—	—	—	160.7
A	27.9	—	—	74.1	—	102.0
BBB	3.3	—	—	—	—	3.3
Below investment grade	93.5	—	—	—	—	93.5
Total other asset-backed securities	$851.6	$2.8	$32.1	$100.2	$10.1	$996.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(38.0)	$—	$0.1	$0.3	$0.1	$(37.5)
AA	(14.3)	—	—	—	—	(14.3)
A	(0.4)	—	—	2.9	—	2.5
BBB	—	—	—	—	—	—
Below investment grade	(39.2)	—	—	—	—	(39.2)
Total other asset-backed securities	$(91.9)	$—	$0.1	$3.2	$0.1	$(88.5)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 5/8/2012 Page 16

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$393,665	$406,566	$383,293	$408,057	$388,117	$393,665	$388,117
Reinsurance Ceded	(198,086)	(219,292)	(191,498)	(237,886)	(192,755)	(198,086)	(192,755)
Net Premiums and Policy Fees	195,579	187,274	191,795	170,171	195,362	195,579	195,362
Net investment income	106,627	110,230	112,396	116,922	119,026	106,627	119,026
Other income	28,131	28,923	27,048	26,205	29,154	28,131	29,154
Total Revenues	330,337	326,427	331,239	313,298	343,542	330,337	343,542

BENEFITS & EXPENSES
Benefits and settlement expenses	245,162	236,439	269,996	226,501	254,579	245,162	254,579
Amortization of deferred policy acquisition costs and value of business acquired	27,982	22,047	15,214	22,218	22,594	27,982	22,594
Other operating expenses	37,920	37,678	33,252	30,769	36,000	37,920	36,000
Total Benefits and Expenses	311,064	296,164	318,462	279,488	313,173	311,064	313,173

INCOME BEFORE INCOME TAX	$19,273	$30,263	$12,777	$33,810	$30,369	$19,273	$30,369

Life Marketing Key Data

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

SALES BY PRODUCT
Traditional	$1,863	$1,305	$516	$162	$287	$1,863	$287
Universal life	35,945	32,988	25,670	23,344	20,962	35,945	20,962
Bank-owned life insurance	4,661	3,460	1,520	1,722	1,345	4,661	1,345
Total	$42,469	$37,753	$27,706	$25,228	$22,594	$42,469	$22,594

SALES BY DISTRIBUTION
Independent agents	$29,243	$25,690	$19,185	$15,280	$13,940	$29,243	$13,940
Stockbrokers/banks	8,343	8,427	6,907	8,000	6,976	8,343	6,976
BOLI/other	4,883	3,636	1,614	1,948	1,678	4,883	1,678
Total	$42,469	$37,753	$27,706	$25,228	$22,594	$42,469	$22,594

Draft 5/8/2012 Page 17

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$14,923	$16,709	$17,670	$19,083	$21,928	$14,923	$21,928
Reinsurance Ceded	(21)	(17)	(16)	(12)	(13)	(21)	(13)
Net Premiums and Policy Fees	14,902	16,692	17,654	19,071	21,915	14,902	21,915
Net investment income	124,356	128,202	127,095	127,577	125,985	124,356	125,985
RIGL - Derivatives	(21,483)	(2,196)	23,435	(5,579)	(41,200)	(21,483)	(41,200)
RIGL - All Other Investments	999	(2,215)	501	10,176	15,013	999	15,013
Other income	11,358	13,119	14,516	16,167	17,711	11,358	17,711
Total Revenues	130,132	153,602	183,201	167,412	139,424	130,132	139,424

BENEFITS & EXPENSES
Benefits and settlement expenses	96,247	99,856	93,438	101,247	91,909	96,247	91,909
Amortization of deferred policy acquisition costs and value of business acquired	6,500	15,053	25,664	9,984	1,873	6,500	1,873
Other operating expenses	20,260	21,324	21,468	22,255	23,296	20,260	23,296
Total Benefits and Expenses	123,007	136,233	140,570	133,486	117,078	123,007	117,078

INCOME BEFORE INCOME TAX	7,125	17,369	42,631	33,926	22,346	7,125	22,346

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives, net of economic cost	(17,138)	2,957	29,337	902	(33,960)	(17,138)	(33,960)
Less: RIGL - All Other Investments	999	(2,215)	501	10,176	15,013	999	15,013
Less: Amortization related to benefit and settlement expenses	(1,403)	(105)	2,195	405	(1,619)	(1,403)	(1,619)
Less: Related amortization of DAC	6,027	(446)	(9,578)	(1,787)	7,129	6,027	7,129

PRE-TAX OPERATING INCOME	$18,640	$17,178	$20,176	$24,230	$35,783	$18,640	$35,783

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2011	2011	2011	2011	2012	2011	2012

SALES
Variable Annuity	$607,795	$669,021	$573,166	$498,617	$567,408	$607,795	$567,408
Immediate Annuity	19,194	14,200	18,160	14,696	14,068	19,194	14,068
Single Premium Deferred Annuity	246,942	212,323	255,715	173,420	138,314	246,942	138,314
Market Value Adjusted Annuity	42,950	18,989	12,671	2,595	155	42,950	155
Equity Indexed Annuity	178	291	79	179	289	178	289
Total	$917,059	$914,824	$859,791	$689,507	$720,234	$917,059	$720,234

PRE-TAX OPERATING INCOME
Variable Annuity	$5,993	$5,094	$(10,223)	$13,242	$17,343	$5,993	$17,343
Fixed Annuity	12,647	12,084	30,399	10,988	18,440	12,647	18,440
Total	$18,640	$17,178	$20,176	$24,230	$35,783	$18,640	$35,783

DEPOSIT BALANCE
VA Fixed Annuity	$493,686	$541,252	$533,211	$510,567	$515,613
VA Separate Account Annuity	5,058,135	5,579,541	5,367,490	6,140,365	7,050,549
Sub-total	5,551,821	6,120,793	5,900,701	6,650,932	7,566,162
Fixed Annuity	7,931,246	8,035,741	8,125,616	8,152,841	8,069,304
Total	$13,483,067	$14,156,534	$14,026,317	$14,803,773	$15,635,466

Draft 5/8/2012 Page 18

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Net investment income	$36,104	$39,376	$35,173	$34,497	$32,402	$36,104	$32,402
RIGL - Derivatives	645	(617)	(485)	98	646	645	646
RIGL - All Other Investments	7,967	7,661	10,471	(774)	1,607	7,967	1,607
Other income	(1)	1	(1)	—	1	(1)	1
Total Revenues	44,715	46,421	45,158	33,821	34,656	44,715	34,656

BENEFITS & EXPENSES
Benefits and settlement expenses	22,790	19,381	19,641	19,444	18,957	22,790	18,957
Amortization of deferred policy acquisition costs and value of business acquired	3,547	286	502	221	196	3,547	196
Other operating expenses	571	568	812	606	604	571	604
Total Benefits and Expenses	26,908	20,235	20,955	20,271	19,757	26,908	19,757

INCOME BEFORE INCOME TAX	17,807	26,186	24,203	13,550	14,899	17,807	14,899

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	645	(617)	(485)	98	646	645	646
Less: RIGL-All Other Investments	7,967	7,661	10,471	(774)	1,607	7,967	1,607

PRE-TAX OPERATING INCOME	$9,195	$19,142	$14,217	$14,226	$12,646	$9,195	$12,646

Stable Value Products Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2011	2011	2011	2011	2012	2011	2012

SALES
GIC	$74,658	$161,137	$230,000	$32,900	$26,000	$74,658	$26,000
GFA - Direct Institutional	—	100,000	200,000	—	150,000	—	150,000
Total	$74,658	$261,137	$430,000	$32,900	$176,000	$74,658	$176,000

DEPOSIT BALANCE
Quarter End Balance	$2,664,139	$2,565,235	$2,827,862	$2,769,510	$2,772,378
Average Daily Balance	$2,750,596	$2,450,620	$2,710,571	$2,827,891	$2,784,389

OPERATING SPREAD	1.34%	3.12%	2.10%	2.01%	1.82%

ADJUSTED OPERATING SPREAD (1)	1.31%	1.97%	1.92%	2.00%	1.80%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 5/8/2012 Page 19

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$71,606	$72,333	$70,646	$69,621	$68,936	$71,606	$68,936
Reinsurance Ceded	(31,813)	(32,253)	(31,782)	(32,215)	(31,473)	(31,813)	(31,473)
Net Premiums and Policy Fees	39,793	40,080	38,864	37,406	37,463	39,793	37,463
Net investment income	6,984	6,788	6,675	6,054	6,542	6,984	6,542
Other income	21,126	22,909	25,750	24,842	26,601	21,126	26,601
Total Revenues	67,903	69,777	71,289	68,302	70,606	67,903	70,606

BENEFITS & EXPENSES
Benefits and settlement expenses	23,866	25,147	26,529	23,968	24,048	23,866	24,048
Amortization of deferred policy acquisition costs and value of business acquired	10,236	9,927	9,227	8,690	8,677	10,236	8,677
Other operating expenses	27,000	28,722	29,369	28,938	32,915	27,000	32,915
Total Benefits and Expenses	61,102	63,796	65,125	61,596	65,640	61,102	65,640

INCOME BEFORE INCOME TAX	6,801	5,981	6,164	6,706	4,966	6,801	4,966
Less: noncontrolling interests	(51)	296	—	—	—	(51)	—
OPERATING INCOME	$6,852	$5,685	$6,164	$6,706	$4,966	$6,852	$4,966

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2011	2011	2011	2011	2012	2011	2012

SALES
Credit insurance	$8,766	$9,650	$8,970	$8,381	$8,802	$8,766	$8,802
Service contracts	64,178	79,142	83,109	80,544	82,800	64,178	82,800
Other products	17,244	20,116	18,532	17,016	18,295	17,244	18,295
Total	$90,188	$108,908	$110,611	$105,941	$109,897	$90,188	$109,897

Draft 5/8/2012 Page 20

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$180,494	$215,533	$219,970	$218,502	$212,158	$180,494	$212,158
Reinsurance Ceded	(101,794)	(112,681)	(103,667)	(101,534)	(80,301)	(101,794)	(80,301)
Net Premiums and Policy Fees	78,700	102,852	116,303	116,968	131,857	78,700	131,857
Net investment income	117,938	132,710	140,352	138,261	138,121	117,938	138,121
RIGL - Derivatives	7,480	(28,858)	(109,437)	(3,116)	10,640	7,480	10,640
RIGL - All Other Investments	(5,274)	34,676	124,416	13,289	17,312	(5,274)	17,312
Other income	1,279	1,391	1,432	1,459	1,579	1,279	1,579
Total Revenues	200,123	242,771	273,066	266,861	299,509	200,123	299,509

BENEFITS & EXPENSES
Benefits and settlement expenses	142,481	164,906	176,850	178,056	194,173	142,481	194,173
Amortization of deferred policy acquisition costs and value of business acquired	16,603	18,053	20,807	19,578	23,142	16,603	23,142
Other operating expenses	7,141	14,735	16,767	17,149	15,110	7,141	15,110
Total Benefits and Expenses	166,225	197,694	214,424	214,783	232,425	166,225	232,425

INCOME BEFORE INCOME TAX	33,898	45,077	58,642	52,078	67,084	33,898	67,084

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	7,480	(28,858)	(109,437)	(3,116)	10,640	7,480	10,640
Less: RIGL - All Other Investments	(5,274)	34,676	124,416	13,289	17,312	(5,274)	17,312
Less: Related amortization of deferred policy acquisition costs and value of business acquired	(699)	(170)	(365)	360	33	(699)	33

PRE-TAX OPERATING INCOME	$32,391	$39,429	$44,028	$41,545	$39,099	$32,391	$39,099

Draft 5/8/2012 Page 21

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$5,655	$5,445	$5,399	$4,970	$5,166	$5,655	$5,166
Reinsurance Ceded	(94)	(5)	(4)	(5)	(16)	(94)	(16)
Net Premiums and Policy Fees	5,561	5,440	5,395	4,965	5,150	5,561	5,150
Net investment income	52,204	31,479	41,235	41,408	40,045	52,204	40,045
RIGL - Derivatives	672	(3,322)	(11,329)	(1,159)	5	672	5
RIGL - All Other Investments	(4,883)	9,308	(6,987)	(11,858)	(16,970)	(4,883)	(16,970)
Other income	10,316	20,881	7,114	3,847	36,214	10,316	36,214
Total Revenues	63,870	63,786	35,428	37,203	64,444	63,870	64,444

BENEFITS & EXPENSES
Benefits and settlement expenses	5,823	5,824	6,338	3,543	5,963	5,823	5,963
Amortization of deferred policy acquisition costs and value of business acquired	358	352	326	1,618	354	358	354
Other operating expenses	51,879	47,647	50,895	49,475	47,212	51,879	47,212
Total Benefits and Expenses	58,060	53,823	57,559	54,636	53,529	58,060	53,529

INCOME (LOSS) BEFORE INCOME TAX	5,810	9,963	(22,131)	(17,433)	10,915	5,810	10,915

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	672	(3,322)	(11,329)	(1,159)	5	672	5
Less: RIGL-All Other Investments	(4,883)	9,308	(6,987)	(11,858)	(16,970)	(4,883)	(16,970)
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$10,021	$3,977	$(3,815)	$(4,416)	$27,880	$10,021	$27,880

Draft 5/8/2012 Page 22

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 5/8/2012 Page 23

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	1ST QTR	1ST QTR
(Unaudited)	2011	2012

Life Marketing	$19,273	$30,369
Acquisitions	32,391	39,099
Annuities	18,640	35,783
Stable Value Products	9,195	12,646
Asset Protection	6,852	4,966
Corporate & Other	10,021	27,880

Total Pre-tax operating income	96,372	150,743

Realized Investment Gains (Losses) - Investments	2,734	22,505
Realized Investment Gains (Losses) - Derivatives	(8,341)	(22,669)
Income Tax Expense	(31,887)	(51,558)

Net income available to PLC’s common shareowners	$58,878	$99,021

Draft 5/8/2012 Page 24

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2011	2011	2011	2011	2012	2011	2012

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.71	$0.86	$0.74	$0.97	$1.18	$0.71	$1.18
RIGL - Derivatives per share-diluted	(0.06)	(0.22)	(0.69)	(0.03)	(0.18)	(0.06)	(0.18)
RIGL - All Other Investments-diluted	0.02	0.36	0.91	0.08	0.18	0.02	0.18
Net income available to PLC’s common shareowners per share-diluted	$0.67	$1.00	$0.96	$1.02	$1.18	$0.67	$1.18

Draft 5/8/2012 Page 25

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2011	2011	2011	2011	2012

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$34.07	$36.68	$43.22	$45.45	$46.74
Less: Accumulated other comprehensive income (loss)	3.91	5.54	10.94	12.07	12.37
Excluding accumulated other comprehensive income (loss)	$30.16	$31.14	$32.28	$33.38	$34.37

Draft 5/8/2012 Page 26

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2011	9/30/2011	12/31/2011	3/31/2012	3/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$355,535
Less:
Realized investment gains (losses), net of income tax
Investments	32,129	83,460	7,041	11,025	133,655
Derivatives	(19,396)	(59,744)	(2,129)	(14,734)	(96,003)
Related amortization of DAC and VOBA, net of income tax	(468)	(5,036)	(664)	3,603	(2,565)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	—	—	—
Operating Income	$75,358	$64,177	$81,786	$99,127	$320,448

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2011	$2,919,665	$334,944	$2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
Total			$13,403,978

Average			$2,680,796

Operating Income Return on Average Equity			12.0%

Draft 5/8/2012 Page 27

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2010	9/30/2010	12/31/2010	3/31/2011	3/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$25,032	$55,762	$81,383	$58,878	$221,055
Less:
Realized investment gains (losses), net of income tax
Investments	33,089	67,062	(50,214)	(774)	49,163
Derivatives	(76,276)	(59,324)	66,541	(5,422)	(74,481)
Related amortization of DAC and VOBA, net of income tax	14,417	(760)	723	2,551	16,931
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	27	—	81
Operating Income	$53,829	$48,811	$64,360	$62,523	$229,523

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2010	$2,348,512	$(52,027)	$2,400,539
June 30, 2010	2,605,378	189,818	2,415,560
September 30, 2010	3,086,756	624,562	2,462,194
December 31, 2010	2,841,188	307,850	2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
Total			$12,396,352

Average			$2,479,270

Operating Income Return on Average Equity			9.3%

Draft 5/8/2012 Page 28

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2011	9/30/2011	12/31/2011	3/31/2012	3/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$355,535

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2011	$2,919,665	$334,944	$2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
Total			$13,403,978

Average			$2,680,796

Net income available to PLC’s common shareowners Return on Average Equity			13.3%

Draft 5/8/2012 Page 29

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2010	9/30/2010	12/31/2010	3/31/2011	3/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$25,032	$55,762	$81,383	$58,878	$221,055

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2010	$2,348,512	$(52,027)	$2,400,539
June 30, 2010	2,605,378	189,818	2,415,560
September 30, 2010	3,086,756	624,562	2,462,194
December 31, 2010	2,841,188	307,850	2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
Total			$12,396,352

Average			$2,479,270

Net income available to PLC’s common shareowners Return on Average Equity			8.9%

Draft 5/8/2012 Page 30

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2011	2011	2011	2011

GAAP Consolidated Statement of Income Data:
Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$26,239	$33,704	$20,321	$36,010	$116,274
DAC change	(6,966)	(3,441)	(7,544)	(2,200)	(20,151)
Life Marketing as adjusted	19,273	30,263	12,777	33,810	96,123

Asset Protection as originally reported	6,542	5,530	6,019	6,571	24,662
DAC change	310	155	145	135	745
Asset Protection as adjusted	6,852	5,685	6,164	6,706	25,407

Annuities as originally reported	13,085	24,375	43,784	29,482	110,726
DAC change	(4,935)	(5,237)	(4,179)	(4,451)	(18,802)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Annuities as adjusted	18,640	17,178	20,176	24,230	80,224

Stable Value Products	9,195	19,142	14,217	14,226	56,780
Acquisitions	32,391	39,429	44,028	41,545	157,393
Corporate & Other	10,021	3,977	(3,815)	(4,416)	5,767

Total Pre-tax Operating Income as originally reported	97,473	126,157	124,554	123,418	471,602
DAC change	(11,591)	(8,523)	(11,578)	(6,516)	(38,208)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Total Pre-tax Operating Income as adjusted	96,372	115,674	93,547	116,101	421,694

Income before income tax as originally reported	104,095	143,273	131,203	128,581	507,152
DAC change	(13,381)	(8,434)	(8,917)	(5,944)	(36,676)
Income before income tax as adjusted	90,714	134,839	122,286	122,637	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	67,517	93,068	88,614	89,871	339,070
DAC change	(8,639)	(5,445)	(5,757)	(3,837)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	58,878	87,623	82,857	86,034	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$0.72	$0.94	$0.98	$1.02	$3.65
DAC change	(0.09)	(0.06)	(0.09)	(0.05)	(0.28)
VA change to operating income	0.08	(0.02)	(0.15)	—	(0.09)
Operating Earnings per Share as adjusted	$0.71	$0.86	$0.74	$0.97	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$0.77	$1.06	$1.03	$1.06	$3.92
DAC change	(0.10)	(0.06)	(0.07)	(0.04)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$0.67	$1.00	$0.96	$1.02	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/8/2012 Page 31

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2011	2011	2011

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$48,295,466	$50,987,849	$52,023,403	$52,932,085
DAC change	(771,013)	(775,521)	(779,092)	(788,716)
Total GAAP Assets as adjusted	$47,524,453	$50,212,328	$51,244,311	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	3,417,209	3,605,238	4,082,235	4,220,465
DAC change	(497,544)	(500,437)	(502,720)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,919,665	$3,104,801	$3,579,515	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	3,097,855	3,154,309	3,197,783	3,254,246
DAC change	(513,134)	(518,579)	(524,336)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,584,721	$2,635,730	$2,673,447	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	39.87	42.59	49.30	51.68
DAC change	(5.80)	(5.91)	(6.08)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$34.07	$36.68	$43.22	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.15	37.26	38.61	39.85
DAC change	(5.99)	(6.12)	(6.33)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.16	$31.14	$32.28	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.

Draft 5/8/2012 Page 32

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470
DAC change	(48,411)	(42,714)	(30,018)	(23,606)
Life Marketing as adjusted	140,775	145,821	107,808	123,864

Asset Protection as originally reported	41,559	30,789	23,229	29,897
DAC change	244	1,729	3,019	1,594
Asset Protection as adjusted	41,803	32,518	26,248	31,491

Annuities as originally reported	23,051	18,707	56,642	53,901
DAC change	(18,201)	(27,212)	(15,997)	(22,689)
VA change to operating income	—	16,744	(18,591)	20,951
Annuities as adjusted	4,850	8,239	22,054	52,163

Stable Value Products	50,231	89,811	61,963	39,207
Acquisitions	129,247	136,479	133,760	111,143
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565
DAC change	(66,368)	(68,197)	(42,996)	(44,701)
VA change to operating income	—	16,744	(18,591)	20,951
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863
DAC change	(66,368)	(68,197)	(34,593)	(54,091)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772

Net Income Available to PLC’s Common Shareowners	289,566	(41,855)	271,488	260,241
DAC change	(42,837)	(44,031)	(22,351)	(34,927)
Net Income Available to PLC’s Common Shareowners	246,729	(85,886)	249,137	225,314

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73
DAC change	(0.60)	(0.62)	(0.34)	(0.33)
VA change to operating income	—	0.15	(0.15)	0.15
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97
DAC change	(0.60)	(0.62)	(0.27)	(0.40)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/8/2012 Page 33

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786
DAC change	(624,656)	(729,089)	(728,036)	(759,163)
Total GAAP Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087
DAC change	(403,135)	(470,538)	(469,892)	(489,899)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833
DAC change	(403,186)	(447,217)	(469,568)	(504,495)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88
DAC change	(5.74)	(6.73)	(5.49)	(5.71)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46
DAC change	(5.75)	(6.40)	(5.49)	(5.89)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.